UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 3, 2023

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 5 – Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Selective Insurance Group, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 3, 2023. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 29, 2023 (the “Proxy Statement”).

1.    The Company’s stockholders elected each of the thirteen director nominees to serve on the Board of Directors for a term of one year, as follows:

Director	For	Against	Abstain	Broker Non-Votes
Ainar D. Aijala, Jr.	50,993,905	248,644	64,497	3,656,829
Lisa Rojas Bacus	50,417,484	826,303	63,259	3,656,829
Terrence W. Cavanaugh	51,013,195	230,680	63,171	3,656,829
Wole C. Coaxum	50,443,328	800,459	63,259	3,656,829
Robert Kelly Doherty	50,903,724	340,041	63,281	3,656,829
John J. Marchioni	50,144,459	1,099,417	63,170	3,656,829
Thomas A. McCarthy	50,897,295	346,581	63,170	3,656,829
Stephen C. Mills	51,010,548	233,327	63,171	3,656,829
H. Elizabeth Mitchell	50,109,726	1,134,148	63,172	3,656,829
Cynthia S. Nicholson	43,867,290	7,375,152	64,604	3,656,829
John S. Scheid	50,902,435	341,430	63,181	3,656,829
J. Brian Thebault	48,717,550	2,526,323	63,173	3,656,829
Philip H. Urban	50,427,336	816,046	63,664	3,656,829

2.    The Company’s stockholders voted to approve, on an advisory, non-binding basis, the 2022 compensation of the named executive officers as disclosed in the Proxy Statement, as follows:

For	Against	Abstain	Broker Non-Votes
50,549,392	580,784	176,870	3,656,829

3.    Stockholders voted, on an advisory basis, for future advisory votes on the compensation of our named executive officers to be held every year, as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
49,624,165	140,349	1,435,484	107,048	3,656,829

4.    The Company’s stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as follows:

For	Against	Abstain	Broker Non-Votes
53,926,766	950,515	86,594	0

As reported above, the Company’s stockholders expressed a preference of “One Year” for the frequency with which advisory votes on named executive officer compensation should be held. The Company’s Board of Directors (the “Board”) considered the outcome of this advisory vote and, in accordance with its recommendation set forth in the Proxy Statement and consistent with the stated preference of the majority of the Company’s stockholders, the Board has determined that future advisory stockholder votes on executive compensation will be conducted on an annual basis, until the next advisory vote on frequency is held. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s 2029 Annual Meeting of Stockholders.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date:	May 5, 2023	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel